UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2012

MAD CATZ INTERACTIVE, INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-14944	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7480 Mission Valley Road, Suite 101

San Diego, California 92108

(Address of Principal Executive Offices)

(619) 683-9830

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On June 13, 2012, Mad Catz Interactive, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal fourth quarter and fiscal year ended March 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2012, the independent members of the Company’s Board of Directors approved amendments to the Company’s compensation program for its executive officers. The independent directors approved an executive bonus plan for fiscal 2013, pursuant to which each executive officer is eligible to receive a target bonus equal to a percentage of the executive officer’s fiscal 2013 base salary if applicable performance objectives are met. The performance objectives established by the independent directors are based primarily upon the Company’s net income before income taxes in fiscal 2013, after accrual of bonuses thereunder and excluding the non-cash income statement impact of acquisition related costs and the change in warrant liability related to the warrants issued by the Company in the April 2011 private financing. The independent directors also established individual performance objectives for fiscal 2013 related to each executive officer’s position and responsibilities within the Company. The executive officers’ fiscal 2013 target award percentages and target bonus awards are set forth below.

Name	Title	Target Bonus as % of Salary	Target Bonus Award
Darren Richardson	President and Chief Executive Officer of the Company	60%	$246,580
Allyson Evans	Chief Financial Officer of the Company	50%	$125,000
Brian Andersen	Chief Operating Officer of the Company	50%	$126,730
Whitney Peterson	Vice President – Corporate Development and General Counsel of Mad Catz, Inc.	50%	$133,597

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release, dated June 13, 2012, issued by Mad Catz Interactive, Inc., furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2012	MAD CATZ INTERACTIVE, INC.

	By:	/S/ ALLYSON EVANS
Name: Allyson Evans
Its: Chief Financial Officer